Retirement Plans And Postretirement Benefits (Assumptions Used To Determine Net Pension Costs And Projected Benefit Obligations) (Details)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Weighted average assumptions to determine benefit obligations:
Discount rate	3.71%	3.20%
Rate of compensation increase	1.74%	1.57%
Weighted average assumptions to determine net cost:
Discount rate	3.20%	3.61%
Expected return on plan assets	4.94%	4.95%
Rate of compensation increase	1.57%	1.57%